Prospectus Supplement	228205 9/05

dated September 13, 2005 to:

PUTNAM ASSET ALLOCATION FUNDS

Prospectuses dated January 30, 2005

In the section "Who manages the funds?" the second paragraph and table under the sub-heading "Investment management teams", are replaced with the following:

The following team members coordinate the team's management of each fund's portfolio. Their experience as investment professionals over the last five years is shown. The following table also shows the dollar range of shares of each fund owned by these professionals as of November 30, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Leader	Joined funds	Employer	Positions Over Past Five Years	Dollar Range of Fund Shares Owned
Jeffrey L. Knight	2002	Putnam Management 1993–Present	Chief Investment Officer, Global Asset Allocation Team Previously, Director, Global Asset Allocation	Growth Portfolio: over $100,000 Balanced Portfolio: over $100,000 Conservative Portfolio: $0
Portfolio Members	Joined funds	Employer	Positions Over Past Five Years	Dollar Range of Fund Shares Owned
Robert J. Kea	2002	Putnam Management 1989–Present	Portfolio Manager. Previously, Quantitative Analyst	Growth Portfolio: over $100,000 Balanced Portfolio: $0 Conservative Portfolio: $0
Robert J. Schoen	2002	Putnam Management 1997–Present	Portfolio Manager. Previously, Quantitative Analyst.	Growth Portfolio: $0 Balanced Portfolio: $0 Conservative Portfolio: $0